                                                                   EXHIBIT 10.65

                               CLOSING AGREEMENT
                               -----------------


     This Closing Agreement is made as of the 2nd of December, 1994, by BIG 0 DEVELOPMENT, INC., a Colorado corporation ("Development"), BIG 0 TIRES, INC., a Nevada corporation ("CoMaker") (Development and CoMaker collectively called "Assignor") and BOTAC VI LEASING, L.L.C., a Utah limited liability company ("Assignee"), and ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("Lender"), with reference to the following facts.


                                    RECITALS

     A. Assignor and Lender entered into a loan in the original principal amount of $2,860,000.00 ("Loan") evidenced by that certain Deed of Trust Note dated January 18, 1990, made by Assignor in favor of Lender, in the amount of the Loan ("Note") , which Note is secured by, among other things, a Deed of Trust, Assignment of Leases, Rents and Contracts Security Agreement and Fixture Filing dated January 18, 1990 from Development to the Public Trustee of Arapahoe County, Colorado ("Deed of Trust") encumbering certain real property situated in said county ("Property") and more particularly described therein.

     B. Assignor and Assignee have entered into an agreement WHEREBY Development shall transfer to Assignee all of Development's right, title and interest in and to the Property, the improvements and fixtures located thereon, as well as other items relating to the Property.

     C. Assignor and Assignee have requested Lender's consent to the sale and transfer of the Property, the improvements and fixtures located thereon, and other items relating to the Property, and to the assumption by Assignee of Assignor's obligations under the Loan.

     D. Lender has agreed to consent to the said transfer of title and assumption of obligations in accordance with the terms of an Assignment and Assumption Agreement ("Assumption Agreement") among the parties, of even date herewith.

     E. Assignor and Assignee have not fully complied with the requirements of the Assumption Agreement and have requested Lender to grant its conditional consent to the proposed transfer and assumption subject to the terms of this Agreement.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Lender conditionally consents to the transfer of the Property and the assumption of the Loan notwithstanding the failure of Assignee and Assignor to comply fully with the terms of the Assumption Agreement, subject to the terms of this Closing Agreement.

     2. No unfulfilled term or condition of the Assumption Agreement shall be waived by reason of the foregoing Lender's conditional consent, and Assignor and Assignee covenant and agree to complete the unfulfilled requirements shown on the closing checklist attached hereto ("Requirements") to the Lender's satisfaction, within ten (10) days following the date hereof.

     3. To secure the performance of the foregoing covenant to complete performance of the Requirements, Assignor and Assignee shall deposit with Lender the sum of Ten Thousand and No One-Hundredths Dollars ($10,000.00) (the "Deposit") at the time of execution of this Closing Agreement by Assignor and Assignee. Lender is authorized to hold and disburse the Deposit for payment of costs and expenses incurred subsequent to the date hereof in connection with the completion of the Requirements. Such costs and expenses may include, without limitation, additional attorneys' fees and costs.

     4. If the Requirements have not been fully completed to Lender's satisfaction within said ten (10) day period, Lender may, at its election, (a) withdraw its conditional consent to the transfer of the Property and the assumption of the Loan, in which event the transfer and assumption shall be deemed to have occurred without Lender's consent in violation of the terms of the Deed of Trust, or (b) disburse the Deposit (or so much thereof as may be required) to complete the Requirements to Lender's satisfaction, or (c) any combination of parts (a) and (b) above which Lender in its discretion deems appropriate.

     5. If the Requirements are completed within said ten (10) day period, Lender shall return the Deposit (or so much thereof as has not then been disbursed in accordance with this Closing Agreement) to Assignor and Assignee, together with an accounting of the amounts which have been so disbursed. If the Requirements are not completed within said ten (10) day period, but are thereafter completed to Lender's satisfaction prior to the occurrence of any declaration of default under the Loan, Lender shall likewise return the balance of the Deposit to Assignor and Assignee with an accounting of amounts which have been disbursed. In all other events, Lender shall be entitled to retain the Deposit as additional security for the payment and performance of the Loan; however, the Deposit shall not be deemed to be liquidated damages for the failure to perform the Requirements and Assignor and Assignee shall remain liable for all costs of completing the Requirements in excess of the Deposit.

     6. This Closing Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     7. This Closing Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above set forth.


                                        ASSIGNOR

                                        BIG O DEVELOPMENT, INC., a
                                        Colorado corporation
ATTEST:


By:  /s/ Susan D. Hendee             By:  /s/ John B. Adams
   -------------------------            ------------------------------

Its:  Assistant Secretary            Its:  Vice President
    ------------------------             -----------------------------


                                        BIG O TIRES, INC., a Nevada
                                        corporation
ATTEST:


By:  /s/ Susan D. Hendee             By:  /s/ John B. Adams
   -------------------------            ------------------------------

Its:  Assistant Secretary            Its:  Executive Vice President
    ------------------------             -----------------------------

                                        ASSIGNEE

                                        BOTAC VI LEASING, L.L.C.,
                                        a Utah limited liability company


                                     By:  /s/ Hal Morrell
                                        ------------------------------

                                     Its:  Member L.L.C.
                                         -----------------------------

                                           LENDER

                                           ALLSTATE LIFE INSURANCE
                                           COMPANY, an Illinois insurance
                                           corporation


                                     By:  /s/ Richard Student
                                        ------------------------------

                                     By:  /s/
                                        ------------------------------
                                        Its  Authorized Signatories

                             CLOSING DAY CHECKLIST

EFFECTIVE AS OF DECEMBER 2, 1994

LENDER:   Allstate Life Insurance Company

ORIGINAL
BORROWER: Big 0 Development, Inc. ("Development")
          Big 0 Tires, Inc. ("Big O")

NEW
BORROWER: Botac VI Leasing, L.L.C., a Utah limited liability company

LOAN NO. 103006

LOAN DOCUMENTS

1.   Assignment and Assumption Agreement executed by:
     Big 0, Development, Botac and Allstate

2.   UCC Financing Statement - executed by Botac

3.   Restated Closing Certificate of Big 0

4.   Restated Closing Certificate of Development

5.   Certificate of Representations and Warranties of Botac

6.   Environmental Indemnity executed by Botac and Bailey's Moving and Storage

7. Side letter agreement waiving tax and insurance escrows (Botac and Allstate)

8.   Guarantee Agreement executed by Big 0 and Development

9. Letter Agreement regarding closing and escrow of funds in the amount of $10,000.00 for any costs and fees incurred by Allstate - to be refunded after balance of checklist items are submitted within 10 days after closing.

CHECKLIST ITEMS

10.  Leases:
     A.   Lease as of closing date between Botac and Development
     B.   Lease between Botac and Development commencing April 1, 1994
     C. Lease to be entered into with Bailey's Moving and Storage for a minimum of 10 years

11. Certified Rent Roll - indicate the lease term, monthly payment and commencement date for the following leases:

     A.   Existing lease as of closing date between Botac and Development
     B.   Lease between Botac and Development commencing April 1, 1994
     C.   Lease to be entered into with Bailey's Moving and Storage

12. Insurance (must adhere to Allstate's current standard requirements, including without limitation, a deductible of no more than $10,000.00)

13.  Entity Documents
     A.   Botac VI Leasing, L.L.C.
          (a) Articles of Organization - Received
          (b) Operating Agreement, certified
          (c) Resolution authorizing transaction and persons authorized to sign for Botac

     B.   Bailey's Moving and Storage
          (a) Resolution authorizing execution of Environmental Indemnity and person authorized to sign for Bailey's

     C.   Big 0 Tires, Inc.
          (a) Resolution authorizing Guarantee and person authorized to sign

     D.   Big 0 Development, Inc.
          (a) Resolution authorizing Guarantee and person authorized to sign

14.  Acquisition Documents
     A.   Assignment of Purchase Contract
     B.   Deed
     C.   Bill of Sale
     D.   Settlement statements confirming downpayment of $200,000.00

15.  UCC -
     A.   Termination of Barclay UCC-1 Financing Statement

16.  Operating Statement

17.  Certification of Net Operating Income

18.  Letter stating no management agreement exists

19.  Opinions

A.   Counsel for Big 0 Tires, Inc. and Big 0 Development, Inc.

B.   Counsel for Botac
     (a)  Utah Counsel
     (b)  Colorado Counsel

20.  Escrow Instructions

21.  Settlement Statement
     A.   1% Assumption Fee
     B.   Payment of Legal Fees ($5,000-fees; $1,000-costs)
     C.   Payment of Title Fees
     D.   $10,000 holdback for potential add't legal fees

22. Termination of original Lease (BIG 0 Development - Landlord & BIG 0 Tire - Tenant)